UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

COMMUNITY WEST BANCSHARES

(Name of Registrant as Specified in Its Charter)

(Name of Person (s) Filing Proxy Statement, if other than Registrant

Payment of Filing Fee (Check the appropriate box) :

☒	No fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid

(2)	Form, schedule or registration statement number:

(3)	Filing party:

(4)	Date filed:

COMMUNITY WEST BANCSHARES
445 Pine Avenue
Goleta, California 93117-3709
Telephone: (805) 692-5821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders (Meeting) of Community West Bancshares (Company) will be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, on Thursday, May 22, 2008, at 6:00 P.M. Pacific Daylight Time, for the purpose of considering and voting on the following matters:

1.           Election of Directors.  To elect eight persons to the Board of Directors of the Company (Board) to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and have qualified.  The following persons are the Board of Directors’ nominees:

Robert H. Bartlein	William R. Peeples
Jean W. Blois	James R. Sims, Jr.
John D. Illgen	Kirk B. Stovesand
Lynda J. Nahra	C. Richard Whiston

2.           Other Business.  To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, to approve an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the eight nominees for election.

The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting and shareholders are encouraged to read it in its entirety.

The Board has fixed the close of business on March 31, 2008 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board.  All proposals set forth above are proposals of the Company.  It is expected that these materials will be mailed to shareholders on or about April 14, 2008.

The Bylaws of the Company provide for the nomination of Directors in the following manner:

“Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting.  Such notification shall contain the following information to the extent known to the notifying shareholder:  (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt.  The notice shall be signed by the nominating shareholder and by the nominee.  Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.  The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.  A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected.”

Since important matters are to be considered at the Meeting, it is very important that each shareholder vote.

We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the Meeting in person.  The enclosed proxy is solicited by the Board.  Any shareholder who executes and delivers such a proxy has the right to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by submitting prior to the Meeting a properly executed proxy bearing a later date or by being present at the Meeting and electing to vote in person by advising the Chairman of the Meeting of such election.

Please indicate on the proxy whether or not you expect to attend the Meeting so that the Company can arrange for adequate accommodations.

By Order of the Board of Directors,
John D. Illgen, Secretary

Dated: April 7, 2008
Goleta, California

ANNUAL REPORT ON FORM 10-K

Copies of the Company’s 2007 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available upon request to: Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117-3474, telephone (805) 692-5821, on the Company’s website at www.communitywest.com and on the website of the Securities and Exchange Commission at www.sec.gov.

COMMUNITY WEST BANCSHARES
445 Pine Avenue
Goleta, California 93117-3709
________________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2008
________________________

SOLICITATION AND VOTING OF PROXIES

Community West Bancshares (Company or CWBC) is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors (Board) of proxies to be used at the Annual Meeting (Meeting) of Shareholders, to be held on Thursday, May 22, 2008 at 6:00 P.M. PDT at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, and at any and all adjournments and postponements thereof.  The designated proxyholders (Proxyholders) are members of the Company’s management.  Only shareholders of record (shareholders) on March 31, 2008 (Record Date) are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof.  This Proxy Statement and the enclosed proxy card (Proxy) first will be mailed to shareholders on or about April 14, 2008.  The Company’s Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2007, accompanies this Proxy Statement.

Regardless of the number of shares of Common Stock of the Company (Common Stock) owned, it is important that the holders of a majority of shares be represented by proxy or be present in person at the Meeting.  Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope.  Shareholders are to indicate their vote in the spaces provided on the Proxy.  Proxies solicited by the Board will be voted in accordance with the directions given therein.  Where no instructions are indicated, signed Proxies will be voted “FOR all nominees” for the election of the nominees named in this Proxy Statement.  If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Board.

Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board knows of no additional matters that will be presented for consideration at the Meeting.  Execution of a Proxy, however, confers to the designated Proxyholders discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, which may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

You may revoke your Proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person.  However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

The following matters will be considered and voted upon at the Meeting:

1.           Election of Directors. To elect eight persons to the Board of Directors of the Company to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and have qualified.  The following persons are the Board of Directors’ nominees:

Robert H. Bartlein	William R. Peeples
Jean W. Blois	James R. Sims, Jr.
John D. Illgen	Kirk B. Stovesand
Lynda J. Nahra	C. Richard Whiston

2.           Other Business.  To transact such other business as may properly come before the Meeting and any adjournment thereof, including, without limitation, approving an adjournment(s) of the Meeting, if necessary, to solicit additional proxies for the eight nominees for election.

This solicitation of proxies is being made by the Board.  The expense of solicitation of proxies for the Meeting will be borne by the Company.  It is anticipated that proxies will be solicited primarily through the use of the mail.  Proxies may also be solicited personally or by telephone by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Community West Bank (CWB or Bank), without additional compensation therefor.  The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.  The total estimated cost of the solicitation is $12,000.

VOTING SECURITIES

The securities that may be voted at the Meeting consist of shares of Common Stock.  The close of business on March 31, 2008 has been fixed by the Board as the Record Date for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.  The total number of shares of Common Stock outstanding on the Record Date was 5,909,630 shares.  Each shareholder is entitled to one vote, in person or by proxy, for each share as of the Record Date, except that in the election of Directors, each shareholder has the right to cumulate votes provided that the candidates’ names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of their intention to cumulate votes prior to commencement of voting.  Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that shareholder, or to distribute such votes among as many candidates as the shareholder deems fit.  The Company is soliciting authority to cumulate votes in the election of Directors, and the enclosed Proxy grants discretionary authority for this purpose.  The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.

Of the shares of Common Stock outstanding on the Record Date, 1,080,259 shares of Common Stock (18.28%) of the issued and outstanding shares of Common Stock were beneficially owned by Directors and executive officers of the Company.  Such persons have informed the Company that they will vote “FOR” the election of the nominees to the Board.  Under California law and the Company’s Bylaws, a quorum consists of the presence in person or by proxy of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required.  Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum.  Accordingly, in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a “no” vote.  Abstentions and broker non-votes do not have the effect of votes in opposition to any nominee for election of Director.

If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock “FOR” the election of the Board nominees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company’s outstanding Common Stock by persons (other than depositories) known to the Company to own more than 5% of the Company’s outstanding Common Stock, by the Company’s Directors and executive officers, and by all Directors and executive officers of the Company as a group.  Management is not aware of any change in control of the Company that has occurred since January 1, 2007, or any arrangement that may, at a subsequent date, result in a change in control of the Company.

Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA 93117.

Name and Title	Number of Shares of Common Stock Beneficially Owned (1)	Number of Shares Subject to Vested Stock Options (2)	Percent of Class Beneficially Owned (2)
Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, CWBC and CWB	20,810	11,000	.54%
Robert H. Bartlein, Director, Chairman of the Board, CWB	151,936	5,000	2.65%
Jean W. Blois, Director	56,824	20,099	1.30%
Richard M. Favor, Executive Vice President and Chief Credit Officer, CWB (3)	280	-	*
John D. Illgen, Director	35,510	30,099	1.10%
Investors of America, Limited Partnership and First Banks, Inc. (4)	1,426,172	-	24.13%
Lynda J. Nahra, Director, President and Chief Executive Officer, CWBC and CWB	29,330	61,500	1.52%
William R. Peeples, Director, Chairman of the Board, CWBC (5)	744,754	5,000	12.68%
James R. Sims, Jr., Director	26,845	30,099	.96%
Kirk B. Stovesand, Director	3,100	10,000	*
William Viani, Retired Executive Vice President, CWB (6)	8,000	12,000	*
C. Richard Whiston, Director	2,870	10,000	*
All Directors and Executive Officers as a Group (11 in number)	1,080,259	194,797	20.89%
*        Less than .5%

(1)           Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants.  Also includes shares held as trustee and held by or as custodian for minor children.  Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(2)           Shares subject to options held by Directors or executive officers that are exercisable within 60 days after the Record Date (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(3)           Pursuant to an Employment Agreement dated September 6, 2007, Mr. Favor became Executive Vice President and Chief Credit Officer of CWB.

(4)           Address is: 135 North Meramec, Clayton, MO 63105.

Total shares include 568,696 in name of Investors of America, Limited Partnership and 857,476 in name of First Banks, Inc.

•      The securities owned by First Banks, Inc. may be deemed to be indirectly owned by Investors of America, Limited Partnership, First Securities America, Inc., General Partner.  Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc. and First Banks, Inc.  Investors of America, Limited Partnership disclaims beneficial ownership of these securities.

•      The securities owned by Investors of America, Limited Partnership may be deemed to be indirectly owned by First Banks, Inc.  Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc., the General Partner of Investors of America, Limited Partnership, and First Banks, Inc.  First Banks, Inc. disclaims beneficial ownership of these securities.

(5)           Includes 173,922 shares held by Mr. Peeples’ spouse, concerning which Mr. Peeples disclaims beneficial ownership.

(6)           Mr. Viani retired as Executive Vice President and Credit Administrator as of December 31, 2007 and entered into a consulting agreement as a Commercial Lending Consultant with the Company, effective until February 1, 2010.  As a result of his continued affiliation with the Company, all stock options previously granted to Mr. Viani are unaffected and will not terminate until the earlier of the stock option’s stated expiration date or 90 days after Mr. Viani ceases to be affiliated.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Executive Officers

The Company's Bylaws provide that the authorized number of Directors shall be not less than six nor more than 11, with the exact number of Directors fixed from time to time by resolution of a majority of the Board or by resolution of the shareholders.  The number of Directors is currently fixed at eight.

At the Meeting, eight persons will be elected to serve as Directors of the Company until the 2009 Annual Meeting and until their successors are elected and have qualified.  The eight persons named below, all of whom are currently Directors of the Company, have been nominated by the Board for re-election.  A Proxy that is submitted with the instruction “AUTHORITY GIVEN” or without instructions will be voted in such a way as to effect the election of all eight nominees, or as many thereof as possible.  In the event that any of the nominees should be unable to serve as a Director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board.  Each nominee has consented to being named in the Proxy Statement and has agreed to serve as a member of the Board, if elected.  The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.  Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.  This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

Pursuant to Nasdaq Stock Market (NASD) Rule 4200 (a) (15), the Board has made an affirmative determination that the following members of the Board are “independent” within the meaning of such rule: Robert H. Bartlein, Jean W. Blois, John D. Illgen, William R. Peeples, James R. Sims, Jr., Kirk B. Stovesand and C. Richard Whiston.  As such, pursuant to NASD Rule 4350 (c) (1), a majority of the members of the Board and all the members of the Audit Committee are “independent” as so defined.

The following persons have been nominated for election by the Board:

Robert H. Bartlein	William R. Peeples
Jean W. Blois	James R. Sims, Jr.
John D. Illgen	Kirk B. Stovesand
Lynda J. Nahra	C. Richard Whiston

The Board of Directors recommends a vote “FOR” the election of the Board of Directors’ nominees.

Information about the Nominees

Robert H. Bartlein (Age 60)

Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989.  Mr. Bartlein serves on CWBC’s Nominating and Corporate Governance Committees and is Chairman of the Board of CWB, Chairman of the Loan Committee and a member of the Personnel / Compensation, Executive, Legal and Management Succession Committees.  He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with four California offices.  He is a graduate of the University of Wisconsin – Madison, with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin - Milwaukee.  Mr. Bartlein is past President and Director of the American Lung Association of Santa Barbara and Ventura Counties.

Jean W. Blois (Age 80)

Mrs. Blois has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989.  She is Chairman of CWB’s Personnel / Compensation Committee and a member of the Asset / Liability Committee.  She co-founded Blois Construction, Inc. and served in a financial capacity before retirement.  She formed her own consulting firm, Jean to the Rescue.  Mrs. Blois graduated with a BS from the University of California, Berkeley.  She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years, is currently council member for the City of Goleta and served in 2005 and 2007 as Mayor of Goleta.

John D. Illgen (Age 63)

Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989.  He is Secretary of the Board of CWBC and a member of CWBC’s Nominating and Corporate Governance Committee and Chairman of CWB’s Asset / Liability Committee and a member of the Personnel / Compensation and Compliance Committees.  Mr. Illgen is a Vice President and a Director of Northrop Grumman Simulation Technologies (NGC).  He was Founder (1988), President and Chairman of Illgen Simulation Technologies, Inc. until its merger with NGC in December 2003.  Mr. Illgen is Vice Chairman of the Board of Directors of the National Defense Industry Association and appears on television with General Alexander Haig on “21st Century Business and Health” as an industry expert in information systems, modeling and simulation.  Mr. Illgen is an honorary member of the Santa Barbara Scholarship Foundation Board and a Past President of Goleta Rotary Club.

Lynda J. Nahra (Age 57)

Ms. Nahra has been President and Chief Executive Officer of CWB since 2000 and of CWBC since February 2004, after serving in various positions of increasing responsibility for CWB since 1997.  Ms. Nahra is a member of CWB and CWBC’s Boards and serves on CWB’s Loan, Asset / Liability, Compliance, Management Succession and Disclosure Committees.  Her banking career began in 1970 with Bank of America and her banking experience has included management positions in operations, consumer and commercial lending, sales, private banking and corporate banking.  Ms. Nahra serves on the Boards of Directors of Partners in Education and Habitat for Humanity; is a Finance Committee member for the Goleta Montessori Center School; and, is a member of Montecito Rotary Club.  Ms. Nahra’s educational background is from California Western University in San Diego and Pacific Coast Banking School.

William R. Peeples (Age 65)

Mr. Peeples is Chairman of the Board of CWBC and a founder and Director of CWB since 1989.  Mr. Peeples is Chairman of CWBC’s Audit and Nominating and Corporate Governance Committees and serves on CWB’s Executive, Loan, Personnel / Compensation and Management Succession Committees.  Mr. Peeples served in various financial capacities, including President and Chief Financial Officer of Inamed Corporation from 1985 to 1987.  He also was a founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985.  Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two real estate partnerships and serves as a member of the Goleta Valley Cottage Hospital Foundation Capital Campaign Steering Committee.  Mr. Peeples holds a BBA from the University of Wisconsin – Whitewater, and an MBA from Golden Gate University, Air Force on-base program.

James R. Sims Jr. (Age 72)

Mr. Sims has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989.  Mr. Sims serves on CWBC’s Audit Committee and CWB’s Compliance Committee.  Mr. Sims is a real estate broker whose career began in 1970 in Santa Barbara.  He is a past President of the Santa Barbara Board of Realtors, Chairman of the Multiple Listing Service and served as Regional Vice President of the California Association of Realtors.  Mr. Sims served on the Santa Barbara Coastal Housing Association seeking affordable housing and he developed three Residential Care Facilities for the elderly in Camarillo that he operated until his retirement in 2000.

Kirk B. Stovesand (Age 45)

Mr. Stovesand has been a member of the Board of CWBC and CWB since May 2003.  Mr. Stovesand serves on CWBC's Audit Committee and CWB’s Asset / Liability Committees and is Secretary of CWB’s Board.  He is a partner of Walpole & Co., founded in 1974, which is a Certified Public Accounting and Consulting firm.  Mr. Stovesand has served on the boards of both for-profit and not-for-profit organizations. He is a graduate of the University of California Santa Barbara with a degree in Business Economics.  Mr. Stovesand received a Masters Degree in Taxation from Golden Gate University and a Master Certificate in Global Business Management from George Washington University.  He is a Certified Financial Planner, certified in mergers and acquisitions, and a member of the American Institute of Certified Public Accountants.

C. Richard Whiston (Age 71)

Mr. Whiston has been a member of the Board of CWBC and CWB since June 2004.  He serves on CWBC’s Audit Committee and on CWB’s Loan and Compliance Committees.  Mr. Whiston was a partner in the Santa Barbara law firm of Mullen, McCaughey & Henzell.  He served from 1983 to 1985 as Principal Deputy General Counsel and as Chief of Legal Services, U.S. Army, and later returned to private practice of law.  Mr. Whiston was appointed as Principal Deputy Assistant Secretary of the Army for Manpower and Reserve Affairs in July 2001 and as Special Assistant to the Secretary of the Army from October 2001 to August 2003.  He received a BA and a JD from the University of California, Berkeley and served in the U.S. Army as a commissioned officer.  He currently serves as a member of the Board of Directors of the Westmont Foundation.

None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such.  The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 (Exchange Act) or any investment company registered under the Investment Company Act of 1940.  Officers serve at the discretion of the Board.

Executive Key Officers (not members of the Board)

The following sets forth, as of the Record Date, the names and certain other information concerning current executive officers of the Company, in addition to the executive officer who is nominated for election as a Director and whose biographical information is provided above.

Charles G. Baltuskonis (Age 57)

Mr. Baltuskonis, Executive Vice President and Chief Financial Officer of CWBC and CWB, has been with the Company since November 2002.  He served as Senior Vice President and Chief Accounting Officer of Mego Financial Corporation from 1997 to 2002, and Senior Vice President and Controller of TAC Bancshares from 1995 to 1997.  Prior to that, he was Chief Financial Officer of F&C Bancshares and of First Coastal Corporation and a Senior Manager with the public accounting firm of Ernst & Young, specializing in services to financial institutions.  Mr. Baltuskonis is a certified public accountant; a member of the American Institute of Certified Public Accountants, Financial Managers Society and the Board of Directors of Goleta Valley Chamber of Commerce; and, holds a BS from Villanova University.

Richard M. Favor (Age 52)

Mr. Favor, Executive Vice President and Chief Credit Officer, has been with the Bank since September 2007.  Prior to joining CWB, Mr. Favor was the Chief Credit Officer at County Commerce Bank from February 2003 through August 2007, where he managed all aspects of loan production and classified assets as well as Community Reinvestment Act and compliance issues. From April 1995 to February 2003, Mr. Favor worked for Bank of Ventura/First Bank & Trust in various capacities including Chief Credit Officer. Mr. Favor is the past chairman and current board member of the Ventura Family YMCA, past president and current board member of the Tri-Counties Risk Management Association and received a B.S. degree in business administration from San Diego State University.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

Meetings and Committees

The Board met 13 times (12 regular meetings and one special meeting) during the year ended December 31, 2007, and had the following standing committees that met during the year: Audit Committee, Personnel / Compensation Committee and Nominating and Corporate Governance Committee.  In addition, the Company’s Directors served on the Board of Directors of CWB, including the various committees established by that subsidiary.  During 2007, none of the Company’s Directors attended less than 75% of the Company’s Board meetings and meetings of committees on which they served.  All Board members attended the 2007 Annual Meeting of Shareholders.

The Audit Committee is composed of four independent Directors:  Messrs. Peeples, Sims, Stovesand and Whiston.  This Committee is responsible for review of all internal and external examination reports and selection of the Company’s independent auditors.  The Audit Committee met five times during 2007.

The Nominating and Corporate Governance Committee is composed of three independent Directors: Messrs. Peeples, Bartlein and Illgen.  The Committee is responsible for recommendations regarding the Board’s composition and structure and policies and processes regarding overall corporate governance.  The Committee met one time during 2007.

The Personnel / Compensation Committee is composed of four independent Directors: Mrs. Blois and Messrs. Bartlein, Illgen and Peeples.  The Committee is responsible for determining executive compensation.  This Committee met one time during 2007.

Shareholder Communication with Directors

Shareholders may communicate directly with the Board by writing to:

William R. Peeples, Chairman of the Board of Directors
Community West Bancshares
445 Pine Avenue
Goleta, CA 93117-3709

Audit Committee Report

The Report of the Audit Committee of the Board shall not be deemed filed under the Securities Act of 1933 (Securities Act) or under the Exchange Act.

The Board maintains an Audit Committee comprised of four of the Company’s Directors, who each met the independence and experience requirements of NASD Rule 4200 (a) (15).  The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company.  The Audit Committee operates under a written charter, which was last amended and approved on December 20, 2007, is assessed annually for adequacy by the Audit Committee, and is included as Appendix A to this Proxy Statement.

Based on the attributes, education and experience requirements required by NASD Rule 4350 (d) (2) (A), the requirements set forth in section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board has identified William R. Peeples as an “Audit Committee Financial Expert” as defined under Item 407 (d) (5) of Regulation S-K, and has determined him to be independent.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2007; and

•	Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The Company’s independent auditors, Ernst & Young LLP (Ernst), are responsible for performing an audit of the Company’s financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.  In fulfilling its oversight responsibilities, the Audit Committee:

•
Discussed with Ernst the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and Section 204 of the Sarbanes-Oxley Act of 2002; and

•
Received and discussed with Ernst the written disclosures and the letter from Ernst required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2007 was compatible with their independence.

In addition, the Company received a letter from Ernst to the effect that Ernst’s audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Ernst personnel working on the audit and the availability of national office consultation.

In performing its functions, the Audit Committee acts only in an oversight capacity.  It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls.  Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

Based upon the reviews and discussions described above, and the report of Ernst, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

William R. Peeples, Chairman
James R. Sims, Jr.
Kirk B. Stovesand
C. Richard Whiston

Dated: March 27, 2008

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee (NCGC Committee) was established in February 2004 and the committee charter (Charter) was approved.  The latest version was approved in December 2006 and is included as Appendix A to the Company’s 2007 Proxy Statement, as filed with the SEC on April 12, 2007, and is available at www.sec.gov.  The NCGC Committee, consisting of three independent Directors, makes recommendations to the Board regarding the Board’s composition and structure, nominations for elections of Directors and policies and processes regarding principles of corporate governance to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.  The NCGC Committee reviews the qualifications of, and recommends to the Board, candidates as additions, or to fill Board vacancies, if any were to occur during the year.

The NCGC Committee will consider, as part of its nomination process, any Director candidate recommended by a shareholder of the Company who follows the procedures in this Proxy Statement shown under the heading “2009 Shareholder Proposals” set forth below.  The NCGC Committee will follow the processes in the Charter when identifying and evaluating overall Board composition and individual nominees to the Board.

Additional information regarding (i) the NCGC Committee’s policy with regard to the consideration of any Director candidates recommended by security holders and related procedures to be followed by security holders in submitting such recommendations, (ii) minimum qualifications of Director candidates, and (iii) the NCGC Committee’s process for identifying and evaluating nominees for Directors, is incorporated herein by reference to the Charter.

Personnel / Compensation Committee

The Personnel / Compensation Committee (PCC) is responsible for reviewing and approving the Company’s overall compensation and benefit programs and for administering the compensation of the Company’s executive and senior officers.  There currently is no formal charter enumerating the PCC’s functions and objectives.

The PCC’s functions and objectives are: (i) to determine the competitiveness of current base salaries, annual and long-term incentives relative to specific competitive markets for the President and Chief Executive Officer and other senior management; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board in its role in establishing objectives regarding executive compensation.  The PCC’s overall compensation philosophy is as follows: (i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

EXECUTIVE COMPENSATION

The following table sets forth, for the years ended December 31, 2007 and 2006, the compensation information for Lynda J. Nahra, the Company’s President and Chief Executive Officer and the other two most highly compensated executive officers who earned at least $100,000 during 2007 (collectively, the Named Executive Officers) serving the Company in 2007.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change to Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Lynda J. Nahra, President and Chief Executive Officer, CWBC and CWB	2007	$225,000	$50,000	-	$26,963	-		$22,558	$324,521
	2006	225,000	90,000	-	17,410	-	-	30,021	362,431
Charles G. Baltuskonis, Executive Vice President and Chief Financial Officer, CWBC and CWB	2007	179,200	35,000	-	16,982			6,880	238,062
	2006	166,667	45,000	-	12,761	-	-	4,188	228,616
William Viani, Retired Executive Vice President and Credit Administrator, CWB (3)	2007	141,732	5,000	-	8,723	-	-	17,312	172,767
	2006	135,500	10,000	-	6,985	-	-	2,925	155,410

(1) Column represents the dollar amount recognized by the Company for financial statement reporting purposes related to stock option awards, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.  The grant date fair value of option awards granted was determined in accordance with Statement of Financial Accounting Standards No. 123R (SFAS 123R) and is recognized as compensation cost over the requisite service period.  The terms of the 1997 and 2006 Plans are described in “Employment Arrangements and Other Factors Affecting 2006 Compensation”.  Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model.  See the Company’s Annual Report on Form 10-K, at Note 8 to the Company’s Financial Statements for the year ended December 31, 2007.

(2) Column represents 401(k) Company match for all executives, plus $12,511 vacation pay in 2007 for Mr. Viani.  For Ms. Nahra, 2007 All Other Compensation also includes $9,732 401(k) Company match, $6,000 rent subsidy to a Company owned by a relative of Ms. Nahra, country club dues of $6,600 and other miscellaneous income of $226.

(3) Mr. Viani retired as Executive Vice President and Credit Administrator as of December 31, 2007 and entered into a consulting agreement as a Commercial Lending Consultant with the Company, effective January 1, 2008 until February 1, 2010.  Under the terms of the consulting agreement, Mr. Viani will be compensated at the rate of $800 per month and will continue to receive health benefit coverage.  As a result of his continued affiliation with the Company, all stock options previously granted to Mr. Viani are unaffected and will not terminate until the earlier of the stock option’s stated expiration date or 90 days after Mr. Viani ceases to be affiliated.

EMPLOYMENT ARRANGEMENTS and OTHER FACTORS AFFECTING 2007 COMPENSATION

Employment Arrangements

Ms. Nahra and Messrs. Baltuskonis and Favor have entered into written employment agreements with the Company.  For a description of the material terms of such employment agreement, please see “Potential Payments upon Termination or Change-In-Control” herein.

Stock Option Plans

In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (1997 Plan) providing for the issuance, as amended at the 2003 Annual Meeting of Shareholders, of up to 1,292,014 option shares.  This Plan expired on January 23, 2007.

On March 23, 2006, the Company’s Board adopted the 2006 Stock Option Plan (2006 Plan), and the 2006 Plan was approved by the shareholders at the 2006 Annual Meeting of Shareholders.  The 2006 Plan provides for the issuance of up to 500,000 shares of the Company’s Common Stock (Common Stock) to Directors, officers and key employees of the Company and CWB.  See separate table for grants made to date.

Eligibility.  Full-time employees, officers and Board members of the Company and subsidiaries, including CWB, are eligible to receive awards under the 2006 Plan at the discretion of the Board.

Plan Term.  The 2006 Plan’s term commenced on May 25, 2006 and will terminate on March 23, 2016 (subject to early termination is described herein).

Administration.  The 2006 Plan is administered by the Board, serving as the “Stock Option Committee”, one or more of whom may also be executive officers and therefore may not be deemed to be “independent,” as that term is defined in the listing standards of the NASDAQ Stock Market, Inc.  Members of the Board receive no additional compensation for their administration of the Plans.  Each Director will abstain from approving the grant of any options to themselves.  Options may be granted only to Directors, officers and key employees of the Company and any subsidiary, including CWB.  Subject to the express provisions of the 2006 Plan, the Board is authorized to construe and interpret the 2006 Plan, and make all the determinations necessary or advisable for administration of the 2006 Plan.  The full text of the 2006 Plan is available as Appendix A to the Company’s Proxy Statement filed with the SEC on April 13, 2006.

Incentive and Non-Qualified Stock Options.  The 2006 Plan provides for the grant of both incentive stock options and non-qualified options.  Incentive stock options are available only to persons who are employees of the Company, and are subject to limitations imposed by applicable sections of the Code, including a $100,000 limit on the aggregate fair market value (determined on the date the options are granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the 2006 Plan and all other “incentive stock option” plans of the Company).  Any options granted under the 2006 Plan which do not meet the limitations for incentive stock options, or which are otherwise not deemed to be incentive stock options, shall be deemed “non-qualified”.

Amendment and Termination of the 2006 Plan.  The 2006 Plan, and all stock options previously granted under the 2006 Plan, shall terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company.  However, all options theretofore granted shall become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate, unless provision is made for the assumption or substitution thereof.  As a result of these acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.  The Board may at any time suspend, amend or terminate the 2006 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it shall deem advisable.  Certain amendments to the 2006 Plan may also require shareholder approval if such amendment or modification would: (a) materially increase the number of shares of Common Stock which may be issued under the 2006 Plan; (b) materially increase the number of shares of Common Stock which may be issued at any time under the 2006 Plan to all Directors who are not also officers or key employees of the Company; (c) materially modify the requirements as to eligibility for participation in the 2006 Plan; (d) increase or decrease the exercise price of any option granted under the 2006 Plan; (e) increase the maximum term of options provided for in the 2006 Plan; (f) permit options to be granted to any person who is not an eligible participant; or (g) change any provision of the 2006 Plan which would affect the qualification as an incentive stock option under the 2006 Plan.  The amendment, suspension or termination of the 2006 Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the 2006 Plan.

Adjustments Upon Changes in Capitalization.  The total number of shares covered by the 2006 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to CWBC as provided in the 2006 Plan.  Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 2006 Plan.

Holdings of Previously Awarded Equity Outstanding Equity Awards

The following table sets forth certain information, pursuant to SEC rules, regarding stock options outstanding at December 31, 2007 for the Named Executive Officers and Other Key Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Charles G. Baltuskonis	1,500	-	-	$4.58	11/19/12	-	-	-	-
	3,000	2,000	-	$6.50	7/24/13
	6,000	4,000	-	$8.75	2/26/14
	-	3,750	-	$12.50	7/26/17
Lynda J. Nahra	8,000	-	-	$8.13	12/17/08	-	-	-	-
	4,000	-	-	$6.75	1/27/10
	3,500	-	-	$5.25	9/28/10
	6,000	4,000	-	$4.64	1/23/13
	24,000	6,000	-	$5.23	4/23/13
	5,000	-	-	$6.50	7/24/13
	-	5,000		$15.65	1/25/17
William Viani	8,000	2,000	-	$6.50	7/24/13	-	-	-	-
	3,000	2,000	-	$8.75	2/26/14

(1) Each option grant generally vests 20% on each anniversary of the grant date.  Each stock option expires 10 years after the date the stock option was granted.

Pension Benefits

Excluding any tax-qualified contribution plan and any nonqualified defined contribution plan, none of the Named Executive Officers or Other Key Officers participates in any plan that provides for payments or other benefits at, following, or in connection with retirement.

Potential Payments upon Retirement, Termination or Change-In-Control

Employment Arrangements for Lynda J. Nahra

Ms. Nahra has an employment contract, effective January 1, 2007.  For 2007, Ms. Nahra’s annual base salary is $225,000.  In addition, she has a deferred compensation account established and maintained at CWB for her benefit.  To this account, the Company credited $50,000 each on December 31, 2006 and on March 31, 2007.  In addition, $2,000 per month will also be credited to this account during the term of Ms. Nahra’s employment.  Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB six-month certificate of deposit rate.  No funds in this account will vest prior to the date Ms. Nahra attains age 65, and normal payments would not commence until such time as Ms. Nahra attains age 66, whether or not she is employed by the Company.  In the event of a change of control before Ms. Nahra attains age 65, Ms. Nahra will vest 50% of the account balance.

Ms. Nahra’s new contract specifies that, in the event of termination without cause, she would continue to receive salary and benefits plus deferred compensation for a period of three months.  Also, the contract contains a change of control (as defined) clause whereby, if she is terminated within one year following such event, she would be entitled to base salary and benefits for a period of one year.

Under this contract, Ms. Nahra was granted options covering 5,000 shares in January 2007, and will be granted options covering 5,000 shares in each of 2008 and 2009.

Under Ms. Nahra’s former agreement, she also earned a base salary of $225,000 and received 6% of this base salary per annum credited to her deferred compensation plan, plus the monthly interest.  The CWB contributions to this old plan were discontinued as of 2007, but interest will continue to be credited until Ms. Nahra’s termination.  Ms. Nahra is also eligible for an annual bonus at the sole discretion of CWB’s Board Personnel / Compensation Committee.  For 2007 and 2006, such bonus amount awarded was $50,000 and $90,000, respectively.

Employment Arrangements for Charles G. Baltuskonis

Mr. Baltuskonis has an employment contract, effective July 1, 2007.  For 2007, Mr. Baltuskonis’ annual base salary is $181,440.  In addition, he has a deferred compensation account established and maintained at CWB for his benefit.  To this account, the Company credited $40,000 each on July 1, 2007 and on December 31, 2007.  In addition, $1,600 per month will also be credited to this account during the term of Mr. Baltuskonis’ employment.  Monthly interest credits will be earned throughout the term of the agreement at the then-current CWB six-month certificate of deposit rate.  No funds in this account will vest prior to the date Mr. Baltuskonis attains age 65, and normal payments would not commence until such time as Mr. Baltuskonis attains age 66, whether or not he is employed by the Company.  In the event of a change of control before Mr. Baltuskonis attains age 65, Mr. Baltuskonis will vest 50% of the account balance.

Mr. Baltuskonis’ contract specifies that, in the event of termination without cause, he would continue to receive salary and benefits plus deferred compensation for a period of three months.  Also, the contract contains a change of control (as defined) clause whereby, if he is terminated within one year following such event, he would be entitled to base salary and benefits for a period of one year.  Mr. Baltuskonis is also eligible for an annual bonus which is determined by the Board in its sole discretion.  For 2007 and 2006, such bonus amount awarded was $35,000 and $45,000, respectively.

Mr. Baltuskonis was granted options covering 3,750 shares in July 2007, and will be granted options covering 3,750 shares in each of 2008 and 2009.

Employment Arrangements for Richard M. Favor

Mr. Favor has an employment contract, effective September 6, 2007.  Mr. Favor’s annual base salary is $150,000.  Under the terms of his contract, if within one year after a change in control, Mr. Favor terminates his employment for “Good Reason” (as defined) or he is terminated other than “for cause” (as defined), he would be entitled to base salary and benefits for a period of one year.  Mr. Favor is also eligible for an annual bonus which is determined by the Board in its sole discretion.

Mr. Favor was granted options covering 7,500 shares in October 2007.

Employment Arrangements for Former Chief Executive Officer and President

A former Chief Executive Officer and President of the Company is a party to an Executive Salary Continuation Agreement (ESC) with the Company dated January 1, 1994. The purpose of the ESC was to provide an incentive for the former executive’s continuing employment with CWB on a long-term basis.  The ESC provides the former executive with a salary continuation benefit of $50,000 per year for 15 years after retirement.  Normal retirement under the ESC was age 61.  The present value of the contractual liability has been recognized in the Company’s audited financial statements.  Beginning in March 2004, benefit payments under the ESC commenced.

Treatment of Outstanding Stock Options upon Retirement, Termination or Change of Control

Termination of Employment or Affiliation.  Under the terms of the 1997 and 2006 Plans, in the event an optionee ceases to be affiliated with the Company or a subsidiary for any reason other than disability, death or termination for cause, the stock options granted to such optionee will expire at the earlier of the expiration dates specified for the options, or 90 days after the optionee ceases to be so affiliated.  During such period after cessation of affiliation, the optionee may exercise the option to the extent it was exercisable as of the date of such termination, and thereafter the option expires in its entirety.  If an optionee’s stock option agreement so provides, and if an optionee’s status as an eligible participant is terminated for cause, the options held by such person will expire 30 days after termination, although the Board may, in its sole discretion, within 30 days of such termination, reinstate the option.  If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee’s status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

Liquidation or Change of Control.  The Plans, and all stock options previously granted under the plans, terminate upon the dissolution or liquidation of the Company, upon a consolidation, reorganization or merger as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company.  However, all options heretofore granted become immediately exercisable in their entirety upon the occurrence of any of the foregoing, and any options not exercised immediately upon the occurrence of any of the foregoing events will terminate unless provision is made for the assumption or substitution thereof.  As a result of the acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.  All options outstanding at the time of completion of the merger(s) will survive and not become immediately exercisable.

Profit Sharing and 401(k) Plan

The Company has established a 401(k) plan for the benefit of its employees.  Employees are eligible to participate in the plan after three months of consecutive service.  Employees may make contributions to the plan under the plan’s 401(k) component and the Company may make contributions under the plan’s profit sharing component, subject to certain limitations. The Company’s contributions were determined by the Board and amounted to $255,000, $169,000 and $147,000, respectively, in 2007, 2006 and 2005.

Directors’ Compensation

CWB’s non-employee Directors are paid for attendance at Board meetings at the rate of $1,000 for each regular Board meeting and $200 for each committee meeting.  If a Director attends a meeting by telephone, only 25% of the above fee is received.  In 2007, no additional discretionary compensation was awarded to the non-employee Directors.

The following table sets forth information concerning the compensation paid to each of the Company’s Directors during 2007.  Compensation paid to Lynda J. Nahra, President and Chief Executive Officer, is not included in this table because she was an employee during 2007 and, therefore, received no additional compensation for her service as a Director.

DIRECTOR COMPENSATION TABLE
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert H. Bartlein (3)	$22,400	-	$16,859	-	-	-	$39,259
Jean W. Blois	12,800	-	16,859	-	-	-	29,659
John D. Illgen	12,000	-	16,859	-	-	-	28,859
William R. Peeples	19,000	-	16,859	-	-	-	35,859
James R. Sims Jr.	13,000	-	16,859	-	-	-	29,859
Kirk B. Stovesand	14,000	-	16,859	-	-	-	30,859
C. Richard Whiston	24,000	-	16,859	-	-	-	40,859

(1) Outstanding stock options held by each non-employee Director at December 31, 2007 are as follows:  Robert H. Bartlein, 5,000; Jean W. Blois, 20,099; John D. Illgen, 30,099; William R. Peeples, 5,000; James R. Sims, Jr., 30,099; Kirk B. Stovesand, 10,000; C. Richard Whiston, 10,000.

(2) Column represents the 2007 compensation cost of option awards granted, net of the Company’s estimate of forfeitures.  The grant date fair value of option awards granted was determined in accordance with Statement of Financial Accounting Standards No. 123R (SFAS 123R) and is recognized as compensation cost over the requisite service period.  The terms of the 1997 and 2006 Plans are described in “Employment Arrangements and Other Factors Affecting 2007 Compensation”.  Furthermore, the amount recognized for these awards was calculated based on the Black-Scholes option-pricing model.

(3) In accordance with an Agreement with the Bank, in lieu of cash, Mr. Bartlein’s fees are deferred and maintained in an account at the Bank and earn monthly interest at the Bank’s then current six-month certificate of deposit rate.  The balance in this account will be paid to Mr. Bartlein in 2011 upon his attainment of age 64.

There were no CWBC Director fees paid during 2007.

Certain Relationships and Related Transactions

Some of the Directors and executive officers of the Company, as well as the companies with which such Directors and executive officers are associated, are customers of and have had banking transactions with CWB in the ordinary course of business.  CWB expects to have such ordinary banking transactions with such persons in the future. In the opinion of CWB management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.  Although CWB does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with CWB’s internal lending policies and statutory lending limits.

INDEPENDENT AUDITORS

The Company’s independent auditors for the fiscal year ended December 31, 2007 were Ernst & Young LLP (Ernst).  The Company has engaged Ernst as independent auditors for the fiscal year ending December 31, 2008.  Representatives of Ernst will be invited to attend the Meeting.  The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

Audit Fees

During the years ended December 31, 2007 and 2006, the aggregate fees billed by Ernst for the audit of the Company’s consolidated financial statements for such fiscal year and for the review of the Company’s interim financial statements were $232,000 and $233,000, respectively. (1)

Audit-Related Fees

During the years ended December 31, 2007 and 2006, there were $0 and $5,000 fees billed by Ernst for other audit-related services.  The 2006 fees related to Registration Statement on Form S-8 filed with the Securities and Exchange Commission.

Tax Fees

During the years ended December 31, 2007 and 2006, the aggregate fees billed by Ernst for professional services related to recurring state and federal tax preparation, compliance and consulting were $29,000 and $19,000, respectively.  During the years ended December 31, 2007 and 2006, the aggregate fees billed by Ernst for other state and federal tax compliance were $0 and $19,000, respectively.

Other Fees

During the years ended December 31, 2007 and 2006, there were no fees billed by Ernst for information technology consulting services.

The Audit Committee of the Company reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2007 was compatible with their independence.  The Audit Committee pre-approves all audit and permissible non-audit services to be provided by Ernst and the estimated fees for these services.

(1) Includes fees related to the fiscal year audit and interim reviews, notwithstanding when the fees were billed or when the services were rendered.  Expenses included were billed from January through December of the fiscal year, not withstanding when the expenses were incurred.

2009 SHAREHOLDER PROPOSALS

Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company’s 2009 Annual Meeting of Shareholders (2008 Meeting) must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 15, 2008.  The proposals must also satisfy the conditions and procedures prescribed by the Securities and Exchange Commission (SEC) in Rule 14a-8 for such proposals to be included in the Company’s Proxy Statement for the 2009 Meeting, and must be limited to 500 words.  To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1% of the Company’s securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2009 Meeting.  Either the proposer, or a representative qualified under California law to present the proposal on the proposer’s behalf, must attend the meeting to present the proposal.  Shareholders may not submit more than one proposal.

Shareholders wanting to recommend names of individuals for possible nomination to the Board may do so according to the following procedures:

1.	Contact the Corporate Secretary to obtain the Board membership criteria.

2.	Make typewritten submission to the Corporate Secretary naming the proposed candidate and specifically noting how the candidate meets the criteria as set forth by the Board.

3.	Submission must be received not less than 120 days prior to the expected mailing date of the 2008 Proxy Statement.

4.	Submitter must prove they are a shareholder of the Company and have held those shares for at least one year at the time of submission.

5.	If the Submittee is aware of the submission, he or she must sign a statement indicating such.

6.	If the Submittee is not aware of the submission, the Submitter must explain why.

The written submission must be mailed to:

Corporate Secretary
Community West Bancshares
445 Pine Avenue
Goleta, CA 93117-3709

The SEC has in effect a rule governing a company’s ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the Proxy Statement (i.e., outside the processes of Rule 14a-8 as described herein under the heading “2008 Shareholder Proposals”).  As a result, in the event a shareholder proposal is not submitted to the Company prior to February 28, 2009, the proxies solicited by the Board for the 2009 Annual Meeting will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2009 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

The Company’s Board knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders.  If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Meeting, you are urged to return your Proxy promptly.  If you are then present at the Meeting and wish to vote your shares in person, your original Proxy may be revoked by voting at the Meeting.  However, if you are a shareholder whose shares are not registered in your own name, you will need the Proxy obtained from your recordholder to vote personally at the Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC.  The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, except that the filing of the Form 3 in connection with Richard M. Favor becoming an Executive Officer, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements.

By Order of the Board of Directors,
COMMUNITY WEST BANCSHARES
William R. Peeples, Chairman of the Board
Dated:  April 7, 2008
Goleta, California

COMMUNITY WEST BANCSHARES
AUDIT COMMITTEE CHARTER
(as amended and approved on December 20, 2007)

The Audit Committee (AC) is appointed by the Board of Directors (Board) to assist the Board in monitoring: (1) the integrity of the Company’s financial statements, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company’s registered public accounting firms performing audit, review or attest services and (4) the Company’s internal audit and control function.

The AC will prepare the report that the Securities and Exchange Commission (SEC) rules require be included in the Company’s annual proxy statement.

The function of the AC is oversight.  Management is responsible for the preparation and integrity of the Company’s financial statements.  Management, in conjunction with the internal auditing department, or internal audit function as it is currently outsourced, is responsible for maintaining appropriate accounting and financial reporting policies and an appropriate internal control environment.  The independent auditor is responsible for planning and conducting a proper audit of the Company’s annual financial statements, reviewing the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures.

The members of the AC will meet the independence requirements of NASDAQ and the rules and regulations of the SEC and no member shall have participated at any time in the preparation of financial statements of the Company or any subsidiary during the prior three years. Each member shall be financially literate and at least one member must have the additional financial sophistication required by the NASDAQ rules. The members of the AC will be appointed by the Board on the recommendation of the Chairman of the Board.  The AC will have no fewer than three members.

The AC, in its capacity as a committee of the Board, will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm (independent auditor) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the AC.  The AC will be directly responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting.  The AC will have the authority to retain independent legal, accounting or other advisors, as it deems necessary to carry out its duties.  The AC may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend an AC meeting.  The Company shall provide for appropriate funding, as determined by the AC, for payment of compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; compensation to any advisors employed by the AC; and, ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

The AC will pre-approve all auditing services and permitted non-audit services and fees to be paid for such services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A of the Securities Exchange Act. The AC may delegate to one or more of its members the authority to grant pre-approvals of non-audit services and fees.  Any such pre-approval will be presented to the full AC at its next scheduled meeting.

The AC will make regular reports to the Board.

The AC, to the extent that it deems necessary or appropriate, will:

Financial Statement and Disclosure Matters

1.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The revised charter will be included in the annual proxy statement no less frequently than every three years.

2.
Review the annual audited financial statements with management and the independent auditor, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.
Review with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.
Review with management and the independent auditor the company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors reviews of the quarterly financial statements.

5.	Review and discuss quarterly reports from the independent auditors on:

a)	All critical accounting policies and practices to be used.

b)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor.

c)	The matters required to be discussed by Statement on Auditing Standards Numbers 61 and 90, as they may be amended or supplemented, relating to the audit or the Company’s periodic reports.

d)	Other material written communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

6.	Meet periodically with management to review the Company’s major financial risk exposures and the policies and procedures that management utilizes to monitor and control such exposures.

7.
Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such reviews should include:

a)	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b)	Any changes required in the planned scope of the audit.

c)	Any significant disagreements with management.

8.	The Committee shall generally discuss the earnings press releases as well as financial information provided to financial analysts and rating agencies, where applicable.

9.
Review disclosures made to the AC by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.  Commencing with fiscal 2007, this includes management’s report relating to the Company’s review and documentation of Sarbanes-Oxley compliance.

Oversight of the Company’s Relationship with its Independent Auditors

10.	Review and evaluate the experience and qualifications of the lead members of each independent auditor’s team.

11.
Evaluate the performance and independence of each independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The opinions of management and the internal auditor shall be taken into consideration as part of this review.

12.
Receive and review a report from each independent auditor at least annually regarding the independent auditor’s independence and discuss such reports with the auditor.  Ensure that each independent auditor submits a formal written statement, as required by the Independence Standard Board Statement No. 1, as it may be amended or supplemented, delineating all relationships between the independent auditor and the Company and a formal written statement of the fees billed by the independent auditor for each of the categories of services requiring separate disclosure in the annual proxy statement. The Committee shall be entitled to rely upon the accuracy of the information provided by the independent auditor with respect to the services provided and the fees billed for non-audit services. If so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13.
Obtain and review a report from each independent auditor at least annually regarding the independent auditor’s internal quality control procedures. The report should include any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

14.	Meet with each independent auditor prior to the audit to review the planning and staffing of the audit.

15.	The Audit Committee shall present its conclusions regarding each independent auditor to the Board.

Oversight of the Company’s Internal Audit Function

16.	Review the appointment and replacement of the staffing for the internal audit function.

17.	Review the reports to management prepared by the internal audit function and management’s responses.

18.	Discuss with each independent auditor and management the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audits.

Compliance Oversight Responsibilities

19.	Obtain from each independent auditor assurance that Section 10A of the Securities Exchange Act has not been implicated.

20.
Obtain reports from management, the Company’s internal auditor (if applicable) and each independent auditor that the Company’s subsidiary affiliated entity is in conformity with applicable regulatory and legal requirements and the Company’s code of ethics.

21.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of ethics.

22.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.
Discuss with management and each independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

24.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

25.
Review with appropriate members of management or appropriate legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

26.
Review and approve all related party transactions required to be disclosed by Item 404 of Regulation S-K for potential conflicts of interests except for those related party transactions that have been reviewed and approved by another independent body of the Board.

27.	Meet at least annually with the internal audit function representative or other members of management, if needed, in separate executive sessions.

While the AC has the responsibilities and powers set forth in this Charter, it is not the duty of the AC to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.

COMMUNITY WEST BANCSHARES
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 22, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gregory Morrisey and Carlyn Smith, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California on Thursday, May 22, 2008, at 6:00 P.M., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote, as follows:

1.
Election of Directors.  To elect the following eight persons to the Board of Directors of the Company to serve until the 2009 Annual Meeting of Shareholders and until their successors are elected and have qualified:

☐  AUTHORITY GIVEN (except as noted below)       ☐  WITHHOLD AUTHORITY

Robert H. Bartlein - Jean W. Blois - John D. Illgen - Lynda J. Nahra
William R. Peeples - James R. Sims, Jr. - Kirk B. Stovesand - C. Richard Whiston

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL, OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

2.	Other business. To transact such other business as may properly come before the Meeting and any adjournment thereof.
PLEASE SIGN AND DATE THE OTHER SIDE

Dated:		,2008

(Signature)

(Signature, if held jointly)

I do ☐   do not ☐  expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.